Exhibit 99.1
News

Investor and Media Contact:
Peggy Reilly Tharp, Caleres
(314) 854-4134, ptharp@caleres.com

Caleres Reports Third Quarter 2016 Results
Company delivers growth in sales, margin, earnings and cash

ST. LOUIS, November 22, 2016 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands which fit people’s lives, today reported third quarter 2016 financial results.

Consolidated Results
Third Quarter

•	Net sales of $732.2 million were up 0.5%, as Famous Footwear experienced a solid back-to-school season

•	Gross margin up 53 basis points to 40.1%, driven by Brand Portfolio

•	Operating margin up 41 basis points to 7.6%, with strong contribution from Brand Portfolio

•	Reported diluted EPS of $0.81 versus reported diluted EPS of $0.78 and adjusted diluted EPS of $0.80 in the prior year

•	Tax rate of 33.6% versus 26.7% in the prior year, including a $0.03 discrete tax benefit to EPS

•	Cash and equivalents of $173.4 million, up $87.1 million year-over-year

•	Inventory down 3.6%, with solid inventory management across the company
First Nine Months

•	Net sales of $1,939.9 million were down 1.5%, due in part to planned reductions in Healthy Living

•	Gross margin up 68 basis points to 41.3%, partially driven by the exit of some lower margin categories in Healthy Living

•	SG&A spend up less than 1% year-over-year, including operational investments

•	Operating margin flat year-over-year

•	Diluted EPS of $1.67

•	Cash from operations of $137.0 million versus $84.0 million in the prior year

“Despite a somewhat choppy environment, our third quarter performance - with improvement in sales, margins, earnings, and cash from operations - further confirms our portfolio strategy is working as intended and delivering shareholder value,” said Diane Sullivan, CEO, president and chairman of Caleres. “By diversifying across platforms, brands, channels and products, we have been able to drive toward our long-term goal of consistent, profitable and sustainable growth, while minimizing our exposure to potential variability in the marketplace.”

Third Quarter Segment Results
Famous Footwear

•	Same-store-sales up 2.1%, with the back-to-school season up 2.7% and total sales up 2.6%

•	Gross margin of 41.6%, reflecting product mix shift

•	Inventory down 0.4% per store on a dollar basis

•	Opened 16 new stores and operated seven more stores year-over-year
Brand Portfolio

•	Sales down 3.0%, with growth at Contemporary Fashion offset by planned reductions in Healthy Living

•	Gross margin up more than 300 basis points to 37.5%, benefitting from higher initial margin and better retail sell-through rates

•	Inventory down low-double digits, with continued focus on better inventory management

First Nine Months Segment Results
Famous Footwear

•	Same-store-sales up 0.7%, with total sales up 0.9%

•	Gross margin of 44.2%, reflecting higher shipping costs related to increased sales at famous.com and the successful ship-from-store program

•	Opened 37 new stores and closed 32
Brand Portfolio

•	Sales down 5.2%, with growth at Contemporary Fashion offset by expected declines in Healthy Living

•	Gross margin up ~230 basis points to 36.3%, partially benefitting from the exit of some lower margin categories

“Our teams did a fantastic job of continuing to adapt to changes in consumer shopping trends, and - as a result - delivered both improved sales and gross margin,” said Ken Hannah, chief financial officer of Caleres.  “We continued to return value to shareholders and strengthen our balance sheet in the third quarter, as we increased cash and equivalents by more than 100% and reduced our inventory by 3.6%.”

Outlook for 2016

Consolidated net sales	$2.57B to $2.6B
Famous Footwear same-store-sales	Flat to up low-single digits
Brand Portfolio sales	Flat to down low-single digits
Gross margin	Up 25 to 35 bps
SG&A as a percent of revenue	Down 5 to 15 bps
Effective tax rate	30% to 32%
Earnings per diluted share	$2.00 to $2.10
Capital expenditures	~$70 million

Investor Conference Call
Caleres will host an investor conference call at 4:45 p.m. ET today, Tuesday, November 22, 2016. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 11918508. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 11918508 through Tuesday, December 6, 2016.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures
In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) rapidly changing fashion trends and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) the ability to accurately forecast sales and manage inventory levels; (vi) cybersecurity threats or other major disruption to the Company’s information technology systems; (vii) customer concentration and increased consolidation in the retail industry; (viii) a disruption in the Company’s distribution centers; (ix)  the ability to recruit and retain senior management and other key associates; (x) foreign currency fluctuations;  (xi) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xii) the ability to secure/exit leases on favorable terms; (xiii) the ability to maintain relationships with current suppliers;  (xiv) the ability to attract, retain, and maintain good relationships with licensors and protect intellectual property rights; and (xv) changes to federal overtime regulations could increase the Company’s payroll costs. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 30, 2016, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres
Caleres is a diverse portfolio of global footwear brands, which fit people’s lives:  Family, Healthy Living and Contemporary Fashion.  Our products are available virtually everywhere - in the over 1,200 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites.  Famous Footwear and Famous.com serve as our Family brands. Our Contemporary Fashion brands include Sam Edelman, Franco Sarto, Vince, Via Spiga, George Brown Bilt, Diane von Furstenberg, Fergie Footwear and Carlos Santana.  Naturalizer, Dr. Scholl's, LifeStride, Bzees and Ryka represent our Healthy Living brands. Combined, these brands help make Caleres a company with both a legacy and a mission.  Our legacy is our more than 130 years of craftsmanship, our passion for fit and our business savvy, while our mission is to continue to inspire people to feel good feet first.  Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Thirty-nine Weeks Ended
(Thousands, except per share data)	October 29, 2016	October 31, 2015	October 29, 2016	October 31, 2015
Net sales	$732,230	$728,639	$1,939,900	$1,968,756
Cost of goods sold	438,459	440,205	1,138,781	1,169,001
Gross profit	293,771	288,434	801,119	799,755
Selling and administrative expenses	238,319	236,211	684,666	681,462
Operating earnings	55,452	52,223	116,453	118,293
Interest expense	(3,475)	(4,136)	(10,564)	(12,944)
Loss on early extinguishment of debt	—	(1,961)	—	(10,651)
Interest income	350	224	907	766
Earnings before income taxes	52,327	46,350	106,796	95,464
Income tax provision	(17,601)	(12,358)	(34,514)	(25,218)
Net earnings	34,726	33,992	72,282	70,246
Net (loss) earnings attributable to noncontrolling interests	(4)	9	2	177
Net earnings attributable to Caleres, Inc.	$34,730	$33,983	$72,280	$70,069

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.81	$0.78	$1.67	$1.60

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.81	$0.78	$1.67	$1.59

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	October 29, 2016	October 31, 2015	January 30, 2016
(Thousands)
ASSETS
Cash and cash equivalents	$173,435	$86,298	$118,151
Receivables, net	139,475	148,192	153,664
Inventories, net	524,823	544,341	546,745
Prepaid expenses and other current assets	31,716	40,815	56,505
Total current assets	869,449	819,646	875,065

Property and equipment, net	191,754	163,442	179,010
Goodwill and intangible assets, net	128,141	131,818	130,899
Other assets	114,851	141,840	118,349
Total assets	$1,304,195	$1,256,746	$1,303,323

LIABILITIES AND EQUITY
Trade accounts payable	$212,088	$200,251	$237,802
Other accrued expenses	141,886	154,304	152,497
Total current liabilities	353,974	354,555	390,299

Long-term debt	196,888	196,463	196,544
Deferred rent	48,696	43,231	46,506
Other liabilities	57,574	60,642	67,502
Total other liabilities	303,158	300,336	310,552

Total Caleres, Inc. shareholders’ equity	646,110	601,003	601,484
Noncontrolling interests	953	852	988
Total equity	647,063	601,855	602,472
Total liabilities and equity	$1,304,195	$1,256,746	$1,303,323

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Thirty-nine Weeks Ended
(Thousands)	October 29, 2016	October 31, 2015
OPERATING ACTIVITIES:
Net cash provided by operating activities	$137,003	$84,050

INVESTING ACTIVITIES:
Capital expenditures	(43,019)	(47,344)
Proceeds from disposal of property and equipment	—	7,433
Capitalized software	(5,672)	(5,422)
Net cash used for investing activities	(48,691)	(45,333)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	103,000	117,000
Repayments under revolving credit agreement	(103,000)	(117,000)
Proceeds from issuance of 2023 senior notes	—	200,000
Redemption of 2019 senior notes	—	(200,000)
Debt issuance costs	—	(3,650)
Dividends paid	(9,094)	(9,195)
Acquisition of treasury stock	(23,139)	(4,921)
Issuance of common stock under share-based plans, net	(4,205)	(4,606)
Tax benefit related to share-based plans	3,264	3,049
Net cash used for financing activities	(33,174)	(19,323)
Effect of exchange rate changes on cash and cash equivalents	146	(499)
Increase in cash and cash equivalents	55,284	18,895
Cash and cash equivalents at beginning of period	118,151	67,403
Cash and cash equivalents at end of period	$173,435	$86,298

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	October 29, 2016			October 31, 2015
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$34,730	$0.81		$33,983	$0.78

Charges/other items:
Loss on early extinguishment of debt	$—	—	—	1,961	1,191	0.02
Total charges/other items	$—	$—	$—	$1,961	$1,191	$0.02
Adjusted earnings		$34,730	$0.81		$35,174	$0.80

	(Unaudited)
	Thirty-nine Weeks Ended
	October 29, 2016			October 31, 2015
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$72,280	$1.67		$70,069	$1.59

Charges/other items:
Loss on early extinguishment of debt	$—	—	—	10,651	6,472	0.15
Total charges/other items	$—	$—	$—	$10,651	$6,472	$0.15
Adjusted earnings		$72,280	$1.67		$76,541	$1.74

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	October 29, 2016	October 31, 2015	October 29, 2016	October 31, 2015	October 29, 2016	October 31, 2015	October 29, 2016	October 31, 2015
Net sales	$467,816	$456,177	$264,414	$272,462	$—	$—	$732,230	$728,639
Gross profit	$194,659	$194,877	$99,112	$93,557	$—	$—	$293,771	$288,434
Gross profit rate	41.6%	42.7%	37.5%	34.3%	—%	—%	40.1%	39.6%
Operating earnings	$32,709	$39,638	$30,454	$21,042	$(7,711)	$(8,457)	$55,452	$52,223
Operating earnings %	7.0%	8.7%	11.5%	7.7%	—%	—%	7.6%	7.2%
Same-store sales % (on a 13-week basis)	2.1%	4.4%	(5.4)%	2.5%	—%	—%	—%	—%
Number of stores	1,051	1,044	167	164	—	—	1,218	1,208

	(Unaudited)
	Thirty-nine Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	October 29, 2016	October 31, 2015	October 29, 2016	October 31, 2015	October 29, 2016	October 31, 2015	October 29, 2016	October 31, 2015
Net sales	$1,222,535	$1,212,069	$717,365	$756,687	$—	$—	$1,939,900	$1,968,756
Gross profit	$540,774	$542,601	$260,345	$257,154	$—	$—	$801,119	$799,755
Gross profit rate	44.2%	44.8%	36.3%	34.0%	—%	—%	41.3%	40.6%
Operating earnings	$81,067	$95,269	$57,539	$48,107	$(22,153)	$(25,083)	$116,453	$118,293
Operating earnings %	6.6%	7.9%	8.0%	6.4%	—%	—%	6.0%	6.0%
Same-store sales % (on a 39-week basis)	0.7%	2.2%	(5.2)%	(1.7)%	—%	—%	—%	—%
Number of stores	1,051	1,044	167	164	—	—	1,218	1,208

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-nine Weeks Ended
(Thousands, except per share data)	October 29, 2016	October 31, 2015	October 29, 2016	October 31, 2015

Net earnings attributable to Caleres, Inc.:
Net earnings	$34,726	$33,992	$72,282	$70,246
Net loss (earnings) attributable to noncontrolling interests	4	(9)	(2)	(177)
Net earnings attributable to Caleres, Inc.	34,730	33,983	72,280	70,069
Net earnings allocated to participating securities	(910)	(1,063)	(1,933)	(2,272)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$33,820	$32,920	$70,347	$67,797

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,802	42,345	42,093	42,483
Dilutive effect of share-based awards	137	120	144	132
Diluted common shares attributable to Caleres, Inc.	41,939	42,465	42,237	42,615

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.81	$0.78	$1.67	$1.60

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.81	$0.78	$1.67	$1.59

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-nine Weeks Ended
(Thousands, except per share data)	October 29, 2016	October 31, 2015	October 29, 2016	October 31, 2015

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$34,726	$35,183	$72,282	$76,718
Net loss (earnings) attributable to noncontrolling interests	4	(9)	(2)	(177)
Adjusted net earnings attributable to Caleres, Inc.	34,730	35,174	72,280	76,541
Net earnings allocated to participating securities	(910)	(1,100)	(1,933)	(2,482)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$33,820	$34,074	$70,347	$74,059

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,802	42,345	42,093	42,483
Dilutive effect of share-based awards	137	120	144	132
Diluted common shares attributable to Caleres, Inc.	41,939	42,465	42,237	42,615

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.81	$0.80	$1.67	$1.74

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.81	$0.80	$1.67	$1.74